Dear Shareholder:

This Victory Portfolios Prospectus is being revised to reflect a change in the expenses applicable to the Class R shares of the Special Value Fund and the Class A shares of the Small Company Opportunity Fund as described in the Fund’s Risk/Return Summary under the heading “Fund Expenses.” In addition, this Prospectus is being revised to reflect the fact that Mr. Pelaia is now the sole portfolio manager for the Stock Index Fund.

The Victory Portfolios

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Focused Growth Fund

Supplement dated July 7, 2008

to the Prospectus dated March 1, 2008

1.    The following modifies the information on page 21 of the Prospectus describing the expenses applicable to Class R shares of the Special Value Fund.

Fund Expenses

Annual Fund Operating Expenses (deducted from Fund assets)	Class R
Management Fees	0.70%
Distribution (12b-1) Fees	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.35%
Total Fund Operating Expenses(4)	1.55	%(5)(6)

(4)   In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund’s total operating expenses, any of the Fund’s other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund’s total operating expenses.

(5)   The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C and Class R shares do not exceed 2.20% and 2.00%, respectively, until at least February 28, 2014 and February 28, 2012, respectively.

(6)   Class R shares have been restated to reflect current expenses.

VF-EQTY-SUPP1

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R	$158	$490	$845	$1,845

2.    The following modifies the information on page 27 of the Prospectus describing the expenses applicable to Class A shares of the Small Company Opportunity Fund.

Fund Expenses

Annual Fund Operating Expenses (deducted from Fund assets)	Class A
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.65%
Total Fund Operating Expenses(3)	1.50	%(4)

(3)   In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund’s total operating expenses, any of the Fund’s other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund’s total operating expenses.

(4)   Class A shares and Class R shares have been restated to reflect current expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263

VF-EQTY-SUPP1

3.    The following replaces the second paragraph of the section “Organization and Management of the Funds – Portfolio Management” found on Page 68 of the Prospectus:

Ernest C. Pelaia is the portfolio manager of the Stock Index Fund. Mr. Pelaia has managed the Stock Index Fund since July 1999. He is a Senior Portfolio Manager and Director, and has been with the Adviser since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management.

Please insert this supplement in the front of your Prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-EQTY-SUPP1